Exhibit 10.3
Execution Version
AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT
THIS AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT is entered into as of May 8, 2024 (this “Amendment No. 2”), by and among Talen Energy Supply, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors party hereto, each of the Lenders party hereto and Citibank, N.A., as Administrative Agent, as Collateral Agent and as Replacement Lender (as defined below).
RECITALS:
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 17, 2023 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 9, 2023, and as further amended, restated, amended and restated, supplemented, modified, refinanced and/or replaced from time to time prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment No. 2, the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein (capitalized terms used but not defined herein have the meaning provided in the Amended Credit Agreement);
WHEREAS, the Borrower, the Administrative Agent and each of the Lenders party hereto desire to amend the Credit Agreement;
WHEREAS, each Term B Lender holding Initial Term B Loans (collectively, the “Existing Term B Loans”) and each Term C Lender holding Initial Term C Loans (collectively, the “Existing Term C Loans”), in each case, outstanding immediately prior to the effectiveness of this Amendment No. 2 on the Amendment No. 2 Effective Date (as defined below) will have agreed to the terms of this Amendment No. 2 at the Amendment Effective Time (as defined below);
WHEREAS, Section 13.1 of the Credit Agreement provides that the Administrative Agent and the Required Lenders may waive requirements of, and make amendments to, the Credit Agreement for certain purposes;
WHEREAS, the Borrower entered into that certain Purchase and Sale Agreement, dated as of March 26, 2024 (as in effect on the date hereof, as such agreement may be amended, modified or otherwise waived in a manner that is not materially adverse to the Lenders (taken as a whole), the “Purchase Agreement”), by and among the Borrower, Talen Texas, LLC, a Delaware limited liability company, and The City of San Antonio, Texas, acting by and through its City Public Service Board (the “Buyer”), pursuant to which the Borrower agreed to sell to the Buyer and the Buyer agreed to buy from the Borrower the Subject Interests (as defined in the Purchase Agreement) for the purchase price of $785,000,000, subject to adjustment as provided in the Purchase Agreement (the “Specified Asset Sale”);
WHEREAS, the Borrower has requested that the Term B Lenders and Term C Lenders (A) consent to a waiver and decline of the requirements set forth in Sections 5.2(a)(i) and 5.2(c) of the Credit Agreement to prepay in an aggregate principal amount equal to the Net Cash Proceeds of the Specified Asset Sale (i) first, Term B Loans then outstanding until paid in full and (ii) second, to the extent applicable, Term C Loans then outstanding until paid in full and (B) agree to permit the aggregate amount of the Net Cash Proceeds of the Specified Asset Sale received by the Borrower and its Restricted Subsidiaries (before or after the Amendment No. 2 Effective Date) to be treated as Retained Declined Proceeds under the Amended Credit Agreement following the Amendment No. 2 Effective Date;
WHEREAS, by executing this Amendment, the Lenders party hereto, collectively constituting the Required Lenders, have consented to the Waiver (as defined below);
WHEREAS, each of Citibank, N.A., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, RBC Capital Markets, LLC, MUFG Bank, Ltd. and Morgan Stanley Senior

Funding, Inc. has agreed to act as a joint lead arranger and bookrunner for this Amendment No. 2 (the “Amendment No. 2 Lead Arrangers”); and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
A.Amendments to Credit Agreement. Immediately after giving effect to the assignments, relating to the applicable Existing Term B Loans and Existing Term C Loans on the Amendment No. 2 Effective Date pursuant to Section B of this Amendment No. 2 (such time, the “Amendment Effective Time”), and subject to the terms and conditions set forth herein, the Lenders party hereto, which Lenders constitute (i) all of the Term B Lenders and all of the Term C Lenders as of the Amendment Effective Time and (ii) the Required Lenders (determined immediately prior to the Amendment Effective Time and immediately prior to any assignments under Section B below), hereby consent to amend the Credit Agreement to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached hereto as Exhibit A, except that any Schedule, Exhibit or other attachment to the Credit Agreement not amended pursuant to the terms of this Amendment No. 2 or otherwise included as part of said Exhibit A shall remain in effect without any amendment or other modification thereto and (x) Schedule 10.1 of the Credit Agreement is hereby amended and restated in its entirety and attached hereto as Exhibit B, (y) Schedule 10.2 of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit C, and (z) Schedule 10.5 of the Credit Agreement is hereby amended and restated in its entirety and attached hereto as Exhibit D; provided that such amendments made to the last paragraph of Section 10.3 of the Amended Credit Agreement shall become effective only upon the occurrence of the Amendment Effective Time and either consent of the Required Revolving Lenders to such amendments or executed counterparts of this Amendment No. 2 by Lenders representing Required Revolving Lenders.
B.Replacement of Non-Consenting Lenders. On the Amendment No. 2 Effective Date, concurrently with the effectiveness of this Amendment No. 2, the Borrower shall be deemed to have exercised its rights under Section 13.7(b) of the Credit Agreement to require each Term B Lender and Term C Lender that is a Non-Consenting Lender in respect of this Amendment No. 2 to assign its Existing Term B Loans and/or Existing Term C Loans, as applicable, that are listed on Schedule 1 to this Amendment No. 2 to Citibank, N.A. (the “Replacement Lender”). By its execution of this Amendment No. 2, the Administrative Agent agrees to accept such assignments and the Replacement Lender agrees to accept such assignments, and approves this Amendment No. 2 in its capacity as assignee of any such Existing Term B Loans and Existing Term C Loans and as a “Term B Lender” and “Term C Lender” hereunder. In connection with such assignments, (i) the Replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lenders (immediately following satisfaction of Section D.2. hereof) a price equal to the principal amount thereof plus accrued and unpaid interest thereon and (ii) the Borrower shall repay pursuant to Section 13.7(b) of the Credit Agreement all Obligations (other than the principal amount plus accrued and unpaid interest) of the Borrower (if any) owing to such Non-Consenting Lender in respect of this Amendment No. 2 relating to the applicable Existing Term B Loans and/or Existing Term C Loans of such Non-Consenting Lender. For the avoidance of doubt, each Non-Consenting Lender shall be deemed to have executed an Assignment and Acceptance with respect to all of its then outstanding Existing Term B Loan and/or Existing Term C Loans.
C.Waiver. Immediately after the Amendment Effective Time, the Lenders party hereto, which Lenders constitute (i) all of the Term B Lenders and all of the Term C Lenders as of the Amendment Effective Time and (ii) the Required Lenders (determined immediately prior to and after the Amendment Effective Time), hereby (x) waive and decline the requirements set forth in Sections 5.2(a)(i) and 5.2(c) of the Credit Agreement with respect to the Net Cash Proceeds of the Specified Asset Sale and (y) agree to permit the aggregate amount of Net Cash Proceeds of the Specified Asset Sale received by the Borrower and its Restricted Subsidiaries (before or after the Amendment No. 2 Effective Date) to be treated as Retained Declined Proceeds under the Amended Credit Agreement following the Amendment No. 2 Effective Date. The waiver granted herein (the “Waiver”) is limited solely to the matters set forth in the prior sentence and nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of the Borrower which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Credit Document.
D.Amendment No. 2 Effective Date.
This Amendment No. 2 shall become effective as of the first date on which each of the conditions set forth in this Section D shall have been satisfied (or waived) (such date, the “Amendment No. 2 Effective Date”):
1.the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) each Credit Party, (ii) the Administrative Agent and the Collateral Agent, (iii) the Replacement Lender and (iv) the Lenders party to this Amendment, which collectively constitute (A) the Required Lenders (determined immediately prior to the Amendment Effective Time and immediately prior to any assignments under Section B above) and (B) all the Term B Lenders and Term C Lenders on the Amendment Effective Time;
2.the Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this Amendment No. 2 on the Amendment No. 2 Effective Date) all accrued and unpaid interest on the Existing Term B Loans and Existing Term C Loans to, but not including, the Amendment No. 2 Effective Date;
3.the Borrower shall have submitted a Notice of Conversion or Continuation with respect to the Initial Term B Loans and Initial Term C Loans on the Amendment No. 2 Effective Date in accordance with Section 2.6 of the Existing Credit Agreement;
4.the Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 2 Effective Date, substantially in the form of Exhibit I to the Credit Agreement (with appropriate modifications to reflect the nature of the transactions contemplated hereunder), certifying that the conditions in Section D.8 and D.9 hereof have been satisfied as of the Amendment No. 2 Effective Date;
5.the Administrative Agent shall have received a certificate of the Credit Parties, dated the Amendment No. 2 Effective Date, certifying (a) a copy of the resolutions of the Authorizing Body (as defined therein) of each Credit Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment No. 2 (and any agreements relating hereto) to which it is a party, (b) true and complete copies of the Organizational Documents of each Credit Party as of the Amendment No. 2 Effective Date and (c) good standing certificates (to the extent such concept exists in the relevant jurisdiction of organization) of each Credit Party (or, in the case of clause (b), in lieu of attaching such Organizational Documents, shall include a certification by an Authorized Officer of each Credit Party certifying that there have been no changes to the corresponding documents delivered to the Administrative Agent on the Closing Date or such later date on which such Organizational Documents were most recently delivered to the Administrative Agent);
6.(i) all fees in the amounts previously agreed in writing to be received on the Amendment No. 2 Effective Date and (ii) all expenses required to be paid in respect of this Amendment No. 2 pursuant to Section 13.5 of the Credit Agreement, in each case, shall have been paid to the extent due and, with respect to expenses (including reimbursable fees and expenses of counsel), to the extent a reasonably detailed invoice therefor has been delivered to the Borrower at least three (3) Business Days prior to the Amendment No. 2 Effective Date;
7.the Administrative Agent shall have received all documentation and other information with respect to the Credit Parties that is requested by the Administrative Agent or a Lender and is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case, to the extent reasonably requested in writing at least 10 Business Days prior to the Amendment No. 2 Effective Date by the Administrative Agent or such Lender;
8.the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and
9.no event has occurred and is continuing or would result from the consummation of the proposed transactions contemplated hereby that would constitute an Event of Default.
For purposes of determining compliance with the conditions specified in this Section D, by signing this Amendment No. 2, each Lender party hereto shall be deemed to have consented to, approved or accepted or to be satisfied with or waived (as applicable), each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Borrower and the Administrative Agent shall have received notice from such Lender prior to the Amendment No. 2 Effective Date specifying its objection thereto.
E.Other Terms.
1.Amendment, Modification and Waiver. This Amendment No. 2 may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto in accordance with the provisions of Section 13.1 of the Credit Agreement.
2.Entire Agreement. This Amendment No. 2, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
3.No Novation. This Amendment No. 2 shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Credit Document or discharge or release any Lien or priority of or under any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment No. 2 or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Credit Documents.
4.GOVERNING LAW. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (WHETHER IN CONTRACT, TORT OR OTHERWISE AND IN LAW OR EQUITY) SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.Severability. Any term or provision of this Amendment No. 2 which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment No. 2 or affecting the validity or enforceability of any of the terms or provisions of this Amendment No. 2 in any other jurisdiction. If any provision of this Amendment No. 2 is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
6.Counterparts. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Amendment No. 2 may be executed using Electronic Signatures (as defined below). Each Lender party hereto, the Credit Parties, and the Administrative and Collateral Agent agree that any Electronic Signature shall be valid and binding on such Person to the same extent as a manual, original signature, and shall be enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed signature was delivered. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.
7.Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:
a.submits for itself and its property in any legal action or proceeding relating to this Amendment No. 2 and the other Credit Documents to which it is a party (whether in contract, tort or otherwise and in law or equity), or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
b.consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
c.agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;
d.agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;
e.subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7(e) any special, exemplary, punitive or consequential damages; and
f.agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
8.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE AND IN LAW OR EQUITY) RELATING TO THIS AMENDMENT NO. 2 AND FOR ANY COUNTERCLAIM THEREIN.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 2 as of the date first set forth above.

BORROWER:

TALEN ENERGY SUPPLY, LLC

By:	/s/ Rajat Prakash
Name:	Rajat Prakash
Title:	Vice President and Treasurer
[Signature Page to Amendment No. 2 to Credit Agreement]

SUBSIDIARY GUARANTORS:

Raven Power Finance LLC
Brandon Shores LLC	Raven Power Fort Smallwood LLC Raven
Brunner Island Services, LLC	Power Generation Holdings LLC Raven
Brunner Island, LLC	Power Group LLC
Camden Plant Holding, L.L.C.	Raven Power Property LLC
Colstrip Comm Serv, LLC	Raven FS Property Holdings LLC RMGL
Dartmouth Plant Holding, LLC	Holdings LLC
Dartmouth Power Associates Limited	Sapphire Power Generation Holdings LLC
Partnership Dartmouth Power Generation,	Susquehanna Nuclear, LLC
L.L.C. Dartmouth Power Holding Company,	Talen Conemaugh LLC
L.L.C. Elmwood Park Power, LLC	Talen Energy Marketing, LLC
Fort Armistead Road – Lot 15 Landfill, LLC	Talen Energy Services Group, LLC Talen
H.A. Wagner LLC	Energy Services Holdings, LLC Talen
Holtwood, LLC	Generation, LLC
Lady Jane Collieries, Inc.	Talen Keycon Holdings LLC
Liberty View Power, L.L.C.	Talen Keystone LLC
LMBE Project Company LLC	Talen Land Holdings, LLC
Lower Mount Bethel Energy, LLC	Talen MCR Holdings LLC
Martins Creek, LLC	Talen Montana, LLC
MC Project Company LLC	Talen Montana Holdings, LLC
MC OpCo LLC	Talen NE LLC
Montana Growth Holdings LLC	Talen Treasure State, LLC
Montour Services, LLC	York Plant Holding, LLC
Montour, LLC
Morris Energy Operations Company, LLC
Newark Bay Cogeneration Partnership, L.P.
Newark Bay Holding Company, L.L.C.
NorthEast Gas Generation Holdings, LLC
Pennsylvania Mines, LLC
Raven Lot 15 LLC

By:	/s/ Rajat Prakash
Name:	Rajat Prakash
Title:	Vice President and Treasurer
[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/Ashwani Khubani
Name: Ashwani Khubani

Title: Managing Director / Authorized Signatory
[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as Collateral Agent

By:	/s/ Edwin De La Cruz
Name: Edwin De La Cruz
Title: Senior Trust Officer
[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A.,
as a Revolving Lender

By:	/s/ Ashwani Khubani
	Name:	Ashwani Khubani
	Title:	Managing Director
[Signature Page to Amendment No. 2 to Credit Agreement]

Bank of Montreal, as a Revolving Lender

By:	/s/ Darren Thomas
Name: Darren Thomas, on behalf of its Chicago Branch
Title: Managing Director
[Signature Page to Amendment No. 2 to Credit Agreement]

Deutsche Bank AG New York Branch,
as a Revolving Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Lauren Danbury
Name:	Lauren Danbury
Title:	Vice President
[Signature Page to Amendment No. 2 to Credit Agreement]

Goldman Sachs Bank USA,
as a Revolving Lender

By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory
[Signature Page to Amendment No. 2 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Revolving Lender

By:	/s/ Ruth Kwan
Name:	Ruth Kwan
Title:	Authorized Signatory
[Signature Page to Amendment No. 2 to Credit Agreement]

MUFG BANK, LTD.,
as a Revolving Lender

By:	/s/ Nietzsche Rodricks
Name: Nietzsche Rodricks
Title: Managing Director
[Signature Page to Amendment No. 2 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC,
as a Revolving Lender

By:	/s/ Taylor Tripucka
Name: Taylor Tripucka
Title: Vice President
[Signature Page to Amendment No. 2 to Credit Agreement]